                                                                   EXHIBIT 99.10

05/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                               $            2,820,943,156.54
Beginning of the Month Finance Charge Receivables:                          $              125,840,699.72
Beginning of the Month Discounted Receivables:                              $                        0.00
Beginning of the Month Total Receivables:                                   $            2,946,783,856.26

Removed Principal Receivables:                                              $                        0.00
Removed Finance Charge Receivables:                                         $                        0.00
Removed Total Receivables:                                                  $                        0.00

Additional Principal Receivables:                                           $                        0.00
Additional Finance Charge Receivables:                                      $                        0.00
Additional Total Receivables:                                               $                        0.00

Discounted Receivables Generated this Period:                               $                        0.00

End of the Month Principal Receivables:                                     $            2,775,718,774.20
End of the Month Finance Charge Receivables:                                $              131,434,056.52
End of the Month Discounted Receivables:                                    $                        0.00
End of the Month Total Receivables:                                         $            2,907,152,830.72

Special Funding Account Balance                                             $                        0.00
Aggregate Invested Amount (all Master Trust II Series)                      $            2,330,000,000.00
End of the Month Transferor Amount                                          $              445,718,774.20
End of the Month Transferor Percentage                                                             16.06%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                      RECEIVABLES
       30-59 Days Delinquent                                                $               64,403,536.46
       60-89 Days Delinquent                                                $               48,059,530.68
       90+ Days Delinquent                                                  $               97,880,913.57
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05/99                                                                     Page 2
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
       Total 30+ Days Delinquent                                            $              210,343,980.71
       Delinquent Percentage                                                                        7.24%

Defaulted Accounts During the Month                                         $               22,278,961.96
Annualized Default Percentage                                                                       9.48%

Principal Collections                                                                      394,955,543.48
Principal Payment Rate                                                                             14.00%

Total Payment Rate                                                                                 14.96%

INVESTED AMOUNTS

       Class A Initial Invested Amount                                      $              407,160,000.00
       Class B Initial Invested Amount                                      $               62,640,000.00
       Class C Initial Invested Amount                                      $               52,200,000.00

INITIAL INVESTED AMOUNT                                                     $              522,000,000.00

       Class A Invested Amount                                              $              468,000,000.00
       Class B Invested Amount                                              $               72,000,000.00
       Class C Invested Amount                                              $               60,000,000.00

INVESTED AMOUNT                                                             $              600,000,000.00

       Class A Adjusted Invested Amount                                     $              468,000,000.00
       Class B Adjusted Invested Amount                                     $               72,000,000.00
       Class C Adjusted Invested Amount                                     $               60,000,000.00

ADJUSTED INVESTED AMOUNT                                                    $              600,000,000.00

PREFUNDED AMOUNT                                                            $                        0.00

FLOATING ALLOCATION PERCENTAGE                                                                     21.27%
PRINCIPAL ALLOCATION PERCENTAGE                                                                    21.27%

       Class A Principal Allocation Percentage                                                     78.00%
       Class B Principal Allocation Percentage                                                     12.00%
       Class C Principal Allocation Percentage                                                     10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                                  84,007,044.12

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05/99                                                                     Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                                   9,730,335.68

MONTHLY SERVICING FEE                                                       $                1,000,000.00

INVESTOR DEFAULT AMOUNT                                                     $                4,738,735.21

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING ALLOCATION PERCENTAGE                                                             78.00%

       Class A Finance Charge Collections                                   $                8,174,661.84
       Other Amounts                                                        $                        0.00

TOTAL CLASS A AVAILABLE FUNDS                                               $                8,174,661.84

       Class A Monthly Interest                                             $                1,904,792.50
       Class A Servicing Fee                                                $                  780,000.00
       Class A Investor Default Amount                                      $                3,696,213.46

TOTAL CLASS A EXCESS SPREAD                                                 $                1,793,655.88


CLASS A REQUIRED AMOUNT                                                     $                        0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE                                                             12.00%

       Class B Finance Charge Collections                                   $                1,257,640.30
       Other Amounts                                                        $                        0.00

TOTAL CLASS B AVAILABLE FUNDS                                               $                1,257,640.30

       Class B Monthly Interest                                             $                  307,545.00
       Class B Servicing Fee                                                $                  120,000.00

TOTAL CLASS B EXCESS SPREAD                                                 $                  830,095.30
CLASS B INVESTOR DEFAULT AMOUNT                                                                568,648.23
CLASS B REQUIRED AMOUNT                                                                        568,648.23

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05/99                                                                     Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                                             10.00%

CLASS C MONTHLY SERVICING FEE                                                                  100,000.00

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                         $                3,571,784.72

       Excess Spread Applied to Class A Required Amount                     $                        0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                          $                        0.00

       Excess Spread Applied to Class B
       Required Amount                                                      $                  568,648.23

       Excess Spread Applied to Reductions of                               $                        0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount                     $                  759,161.02

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                              $                        0.00

       Excess Spread Applied to Monthly Cash                                $                  125,000.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                             $                        0.00
       Account

       Excess Spread Applied to Spread Account                              $                        0.00

       Excess Spread Applied to Reserve Account                             $                        0.00

       Excess Spread Applied to other amounts owed to                       $                        0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                             $                        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                     $                2,118,975.47

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05/99                                                                     Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                           $                5,609,279.15

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                              $                        0.00
SERIES 1998-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                              $                        0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                         $                        0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                              $                        0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                                $                        0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                              $                        0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                                $                        0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                          $                        0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                         $                        0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                              $                        0.00
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05/99                                                                     Page 6

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
YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                    7.17%
       Base Rate (Prior Month)                                                                      7.19%
       Base Rate (Two Months Ago)                                                                   7.20%

THREE MONTH AVERAGE BASE RATE                                                                       7.19%

       Portfolio Yield (Current Month)                                                             11.48%
       Portfolio Yield (Prior Month)                                                               11.42%
       Portfolio Yield (Two Months Ago)                                                            14.43%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                12.44%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                 $               84,007,044.12

REALLOCATED PRINCIPAL COLLECTIONS

                                 Allocable to Class C Interests             $                        0.00

                                 Allocable to Class B Certificates          $                        0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                           $                        0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                                       $                        0.00
       Deficit Controlled Accumulation Amount                               $                        0.00

CONTROLLED DEPOSIT AMOUNT                                                   $                        0.00

CLASS B SCHEDULED ACCUMULATION --
       Controlled Accumulation Amount                                       $                        0.00
       Deficit Controlled Accumulation Amount                               $                        0.00
CONTROLLED DEPOSIT AMOUNT                                                   $                        0.00
EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                         $               84,007,044.12
SHARING

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05/99                                                                     Page 7

INVESTOR CHARGE OFFS --
CLASS A INVESTOR CHARGE OFFS                                                $                        0.00
CLASS B INVESTOR CHARGE OFFS                                                $                        0.00
CLASS C INVESTOR CHARGE OFFS                                                $                        0.00
PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                     $                        0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                      $                        0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                      $                        0.00
CASH COLLATERAL ACCOUNT --
       Required Cash Collateral Amount                                      $               18,000,000.00
       Available Cash Collateral Amount                                     $               18,000,000.00
TOTAL DRAW AMOUNT                                                           $                        0.00
CASH COLLATERAL ACCOUNT SURPLUS                                             $                        0.00



                                       First USA Bank, NA
                                       as Servicer


                                       By:       /s/ TRACIE KLEIN
                                          ------------------------------
                                               Tracie H. Klein
                                               First Vice President